UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 13, 2011
Streamline Health Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-28132	31-1455414

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10200 Alliance Road, Suite 200, Cincinnati, OH	45242-4716

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (513) 794-7100
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Item 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION
On April 13, 2011, Streamline Health, Inc. (the “Borrower”), a wholly owned subsidiary of Streamline Health Solutions, Inc. (the “Registrant”), entered into a Second Amended and Restated Revolving Note with Fifth Third Bank, Cincinnati, OH. The terms of the loan remain the same as set forth in the amended and restated revolving note entered into on October 21, 2009, except as follows: (i) the maximum principal amount that can be borrowed will increase to $3,000,000.00 as of October 1, 2011 from the current maximum amount of $2,750,000.00; and (ii) the maturity date of the loan has been extended to October 1, 2013 from October 1, 2011.
The loan continues to be guaranteed by the Registrant. In connection with entering into the Second Amended and Restated Revolving Note, on April 13, 2011, the Registrant entered into Amendment No. 1 to the Amended and Restated Continuing Guaranty Agreement dated as of October 21, 2009. The terms of the continuing guarantee agreement remain the same, except as follows: (i) the minimum fixed charge ratio covenant has been revised to require that as of the end of the fiscal quarter ending October 31, 2011 and at the end of each fiscal quarter thereafter, the Registrant’s minimum trailing twelve months fixed charge ratio must be less than 1.25 to 1.0 rather than the current required ratio of 1.10 to 1.0; and (ii) a covenant has been added to require that the Registrant shall not permit its capitalized software development costs to exceed the Registrant’s EBITDA for the nine month period ending October 31, 2011 and thereafter for the twelve month period ending on each of January 31, April 30, July 31 and October 31 thereafter.
The loan continues to be secured by a first lien on all of the assets of the Registrant and the Borrower pursuant to security agreements previously entered into by each of the Registrant and the Borrower. Prior to entering into the revised loan documents, the Registrant and the Borrower were in full compliance with the terms of its credit facility with Fifth Third Bank and there were no defaults.
The complete terms of the revised loan documents are set forth in the Second Amended and Restated Revolving Note, and Amendment No. 1 to the Amended and Restated Continuing Guarantee Agreement, entered into by each of the Registrant and the Borrower and attached as Exhibits 10.1 and 10.2, respectively. All defined terms used in this Form 8-K and not defined herein, have the meanings set forth in the Second Amended and Restated Revolving Note and Amendment No. 1 to the Amended and Restated Continuing Guarantee Agreement, as applicable.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

EXHIBIT
NUMBER	DESCRIPTION

10.1	Second Amended and Restated Revolving Note, effective as of April 13, 2011 entered into by Streamline Health, Inc.

10.2	Amendment No. 1 to the Amended and Restated Continuing Guarantee Agreement, effective as of April 13, 2011 by and between Streamline Health Solutions, Inc, and Fifth Third Bank
SIGNATURES
Pursuant to the requirements of the Securities Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STREAMLINE HEALTH SOLUTIONS, INC.
Date: April 18, 2011	By:	/s/ Donald E. Vick, Jr.
Donald E. Vick, Jr.
Interim Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

Exhibit 10.1	Second Amended and Restated Revolving Note, effective as of April 13, 2011 entered into by Streamline Health, Inc.

Exhibit 10.2	Amendment No. 1 to the Amended and Restated Continuing Guarantee Agreement, effective as of April 13, 2011 by and between Streamline Health Solutions, Inc, and Fifth Third Bank

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